Accumulated other comprehensive income (loss)	6 Months Ended
Jun. 30, 2022
Accumulated Other Comprehensive Income (Loss), Net of Tax [Abstract]
Accumulated other comprehensive income (loss)

9. Accumulated other comprehensive income (loss)

In the first half of 2022 and 2021, accumulated other comprehensive loss decreased with unrealized income of $21,176, and $10,463, respectively, which resulted from changes in fair value of financial instruments.